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EXHIBIT 10.21
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                           AMENDMENT NO. 3 AND WAIVER
                               DATED MARCH 1, 1999
                                       TO
                           LOAN AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997


































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                                                                  EXECUTION COPY

                           AMENDMENT NO. 3 AND WAIVER
                            DATED AS OF MARCH 1, 1999

                                       TO

                           LOAN AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997

         THIS AMENDMENT NO. 3 AND WAIVER dated as of March 1, 1999 (this "Amendment") is made between NABI, a Delaware corporation (the "Borrower"), the financial institutions party from time to time to the Loan Agreement referred to below (the "Lenders"), and NATIONSBANK, N.A., a national banking association, as agent for the Lenders (in that capacity, together with any successors in that capacity, the "Agent").

                             PRELIMINARY STATEMENTS

         The Borrower, the Lenders, and the Agent are parties to a Loan and Security Agreement dated as of September 12, 1997, as amended by Amendment No. 1 and Waiver dated November 14, 1997 and Amendment No. 2 and Waiver dated March 30, 1998 (the "Loan Agreement"; terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined).

         Defaults have occurred and are continuing under the Loan Agreement by reason of the Borrower's failure to maintain (i) a minimum consolidated Fixed Charge Coverage Ratio of at least .89 to 1 for the four Fiscal Quarters ending on December 31, 1998, as required under Section 10.1(a) of the Loan Agreement and (ii) a minimum consolidated Net Worth of at least $62,000,000 as at December 31, 1998 as required by Section 10.1(d) of the Loan Agreement (the "Existing Default"), as a result of which the Lenders are entitled to exercise the rights and remedies provided for in the Loan Agreement.

         The Borrower has requested that the Lenders waive the Existing Defaults, modify certain financial covenants and amend certain other provisions of the Loan Agreement, and the Lenders have agreed, upon and subject to the terms, conditions and provisions of this Amendment.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended, subject to the provisions of Section 4 of this Amendment

         (a)   by amending Section 1.1 DEFINITIONS thereof

                  (i) by amending the definition of "APPLICABLE MARGIN" to read in its entirety as follows:

                  "APPLICABLE MARGIN" means 1.00%.

                  (ii) by amending the definition of "MAINTENANCE CAPEX" by substituting the phrase "$1,250,000 per Fiscal Quarter and $5,000,000 per Fiscal Year" for the sum "10,000,000" appearing therein.

                  (iii) by amending the definition of "EURODOLLAR AVAILABILITY DATE" by substituting "Termination Date" for the date "April 1, 1999" appearing therein.







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         (b) by amending Section 2B.3 by substituting the date "March 31, 2000"
for the date "March 31, 1999" appearing therein.

         (c) by adding a new Section 3.19 to read as follows:

                  Section 3.19. PREPAYMENT FEE. If the Borrower prepays the Loans in whole or in part prior to the Termination Date for any reason, the Borrower shall pay to the Agent for the Ratable benefit of the Lenders on such date, as liquidated damages and compensation for the costs of making funds available to the Borrower under this Agreement, and not as a penalty, an amount equal to 1.00% of, in the case of a prepayment in part, the principal amount of such prepayment or, in the case of a prepayment in full, the sum of (i) the aggregate outstanding principal amount of the Term Loan plus (ii) the Revolving Credit Facility then in effect:

         For the purposes of this Section 3.19,

         (a) the Revolving Credit Loans shall be deemed to have been prepaid in part only

                           (i) on any day that the Borrower voluntarily reduces
                  the Revolving Credit Facility, and

                           (ii) on the last day of each twelve-month period (the
                  "CURRENT PERIOD") that commences on the last day of a month during which the Borrower receives cash in the form of equity or as proceeds of Debt; and

         (b)   the amount of such deemed prepayment shall be

                           (i) in the case of a deemed prepayment under clause
                  (a)(i) above, the amount by which the Borrower voluntarily reduces the Revolving Credit Facility, and

                           (ii) in the case of a deemed prepayment under clause
                  (a)(ii) above, the lesser of (A) the amount of such cash received and (B) the amount (not less than zero) obtained by subtracting from (x) the average month-end amount of Revolving Credit Loans outstanding as of each month end during the twelve-month period ending on the last day of the month in which the Borrower receives such cash infusion, (y) the average month-end amount of Revolving Credit Loans outstanding as of each month end during the Current Period.

         (d) by amending Section 10.15 MINIMUM COLLATERAL AVAILABILITY by substituting the sum "$6,000,000" for the sum "$5,000,000" appearing therein.

         (e) by amending Section 10.1 FINANCIAL RATIOS in its entirety to read as follows:

                  SECTION 10.1  FINANCIAL RATIOS.  Permit

                  (a) [Reserved]

                  (b) MINIMUM FIXED CHARGE COVERAGE. The consolidated Fixed Charge Coverage Ratio of the Borrower and its Consolidated Subsidiaries as of the end of any Fiscal Quarter ending during any period described below to be less than the ratio set forth below opposite such period:

         Period                                                    Ratio
         ------                                                    -----

         the four consecutive Fiscal Quarters ending               .89 to 1
         December 31, 1998

         the two consecutive Fiscal Quarters ending
         June 30, 1999                                             .54 to 1;

         the three consecutive Fiscal Quarters ending
         September 30, 1999                                        1.05 to 1;


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         the four consecutive Fiscal Quarters ending
         December 31, 1999                                         1.40 to 1; or

         each four consecutive Fiscal Quarter period
         ending thereafter                                         1.40 to 1.

                  (c) MINIMUM EBITDA Consolidated EBITDA of the Borrower and its Consolidated Subsidiaries for each fiscal period set forth below to be less than the amount set forth opposite such fiscal period:

                  Fiscal Period                                    Amount
                  -------------                                    ------

                  the Fiscal Quarter ending March 31, 1999         $1.00

                  the Fiscal Year ending December 31, 2000         $32,000,000

                  the Fiscal Year ending December 31, 2001         $36,000,000

                  (d) MINIMUM CONSOLIDATED NET WORTH. Permit consolidated Net Worth of the Borrower and its Consolidated Subsidiaries calculated at the end of any Fiscal Quarter ending on or after December 31, 1998 to be less than an amount equal to the sum of $50,000,000 PLUS 50% of the consolidated Net Income (without deduction for losses) of the Borrower and its Consolidated Subsidiaries, on a cumulative basis, for the period beginning on January 1, 1999 and ending on the last day of such Fiscal Quarter.

         (f) by amending Section 10.5 CAPITAL EXPENDITURES by replacing the schedule set forth therein with the following schedule:




























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

                  Fiscal Year                          Amount
                  -----------                          ------
                  1998                                 $33,500,000

                  1999                                 $24,000,000

                  2000                                 $17,000,000

                  2001                                 $37,700,000

                  2002                                 $21,000,000

                  Each Fiscal Year thereafter          such amount as may be agreed by the
                                                       Borrower and the Required Lenders

         Section 2. AMENDMENT TO TERM NOTES. The Term Notes are hereby amended, subject to the provisions of Section 4 of this Amendment, by substituting the date March 31, 2000 for the date March 31, 1999 appearing in the first paragraph thereof.

         Section 3. WAIVER OF EXISTING DEFAULTS; CONSENT. On the Amendment Effective Date (as hereinafter defined) the Lenders hereby waive the Existing Defaults and consent to the sale or closing by the Borrower and its Subsidiaries of the plasma centers located in Germany and the sale, closing or reduction of operation of up to eight plasma centers operated in the United States and the sublease of buildings at the Rockville, Maryland facility vacated as a result of the reduction of operations there.

         Section 4. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective retroactively to December 31, 1998 as of the first date (the "Amendment Effective Date") on which the Lenders shall have received four copies each of the following documents:

         (a) this Amendment duly executed and delivered by the Borrower, each Lender and the Agent;

         (b) a certificate of the Secretary of the Borrower having attached thereto the articles or certificate of incorporation and bylaws of the Borrower as in effect on the Amendment Effective Date attached thereto (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Lenders pursuant to the Loan Agreement), all corporate and partnership action, including shareholders' or partners' approval, if necessary, taken by the Borrower and/or its shareholders or partners to authorize the execution, delivery and performance of this Amendment, and to the further effect that the incumbency certificate delivered in connection with the occurrence of the Effective Date remains in effect, unchanged;

         (c) a certificate of the president or any vice-president of the Borrower on behalf of the Borrower stating that, to the best of his knowledge and based on an examination reasonably believed by him to be sufficient to enable him to make an informed statement,

                  (i) after giving effect to the waiver set forth in Section 2 of this Amendment, all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects as of the date hereof, and

                  (ii) after giving effect to the waiver set forth in Section 2 of this Amendment, no Default or Event of Default exists, and the Agent shall be satisfied as to the truth and accuracy thereof;

         (d) the Confirmation of Guarantors attached hereto as ANNEX A duly executed and delivered by each Guarantor;

         (e) the payment of an amendment fee to the Agent for the Ratable benefit of the Lenders in the amount of $125,000; and





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         (f) such other documents and instruments as the Agent or any Lender may reasonably request.

         Section 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following representations and warranties to the Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

         (a) AUTHORIZATION OF AGREEMENTS. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party have been duly executed and delivered by the duly authorized officers of the Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (b) COMPLIANCE OF AGREEMENTS WITH LAWS. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which the Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of the Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which the Borrower, any of its Subsidiaries or any of Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to the Borrower or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than the Security Interest.

         Section 6. EXPENSES. The Borrower agrees to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         Section 7. EFFECT OF AMENDMENT. From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 8.  COUNTERPART EXECUTION; GOVERNING LAW.

         (a) EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         (b) GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


[CORPORATE SEAL]                     BORROWER:

Attest:                              NABI

By:                                  By: /s/ Thomas H. McLain
   ----------------------------          -------------------------------------------
     Name:                                Name: Thomas H. McLain
          ---------------------                 ------------------------------------
     Title:                               Title: Sr. V.P., Corporate Services and CFO
           --------------------                  ------------------------------------
                                     AGENT:

                                     NATIONSBANK, N.A.

                                     By: /s/ Andrew A. Doherty
                                         -------------------------------------------
                                          Name: Andrew A. Doherty
                                                ------------------------------------
                                          Title: Vice President, Business Credit
                                                 -----------------------------------

                                     LENDERS:

                                     NATIONSBANK, N.A.

                                     By: /s/ Andrew A. Doherty
                                         -------------------------------------------
                                          Name: Andrew A. Doherty
                                                ------------------------------------
                                          Title: Vice President, Business Credit
                                                 -----------------------------------


                                     BANKBOSTON, N.A.

                                     By: /s/ John C. Todd, Jr.
                                         -------------------------------------------
                                          Name: John C. Todd, Jr.
                                                ------------------------------------
                                          Title: Director
                                                 -----------------------------------




















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                                                                         ANNEX A



                     CONSENT AND CONFIRMATION OF GUARANTORS

         The undersigned, each in their capacity as a Guarantor under the Subsidiary Guaranty dated as of September 12, 1997 (as modified or amended to date, the "Subsidiary Guaranty"), in favor of the Lenders, hereby confirms, for the benefit of the Borrower and the Lenders, that (1) such Guarantor is a Subsidiary of Borrower, (2) such Guarantor has received a copy of Amendment No. 3 and Waiver dated as of March 1, 1999 and consents thereto and (3) the Subsidiary Guaranty of which such Guarantor is the maker constitutes a continuing unconditional, guaranty of the Secured Obligations under and as defined in the Subsidiary Guaranty. Each of the undersigned is and continues to be liable under the Subsidiary Guaranty in accordance with the terms thereof, notwithstanding the execution and delivery of the aforesaid Amendment.

Dated:  March 1, 1999

                              BIOMUNE CORPORATION


[Corporate Seal]              By: /s/ Thomas H. McLain
                                  --------------------------------------------
                                  Name: Thomas H. McLain
                                        --------------------------------------
                                  Title: Sr. V.P., Corporate Services and CFO
                                         -------------------------------------

                                                    NABI FINANCE, INC.

[Corporate Seal]              By: /s/ Thomas H. McLain
                                  --------------------------------------------
                                  Name: Thomas H. McLain
                                        --------------------------------------
                                  Title: Sr. V.P., Corporate Services and CFO
                                         -------------------------------------


























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